EXHIBIT 99.1

URGENTLY ANNOUNCES THIRD QUARTER 2023 FINANCIAL RESULTS

Strong Gross Profit Growth Reflects Operational Execution Against Strategic Initiatives

VIENNA, VA – November 14, 2023 – Urgent.ly Inc. (Nasdaq: ULY) (“Urgently”), a U.S.-based leading provider of digital roadside and mobility assistance technology and services, today reported financial results for the third quarter ended September 30, 2023.

As previously announced, the acquisition by Urgently of Otonomo Technologies Ltd. (“Otonomo”) (the “Merger”) closed on October 19, 2023 during Urgently’s fourth quarter, and Urgently’s common stock began trading on Nasdaq on the same day. This press release reflects financial results for the three and nine months ended September 30, 2023 and 2022 for each of Urgently and Otonomo on a standalone basis. Also presented herein are certain non-GAAP financial measures presented on a standalone basis for each of Urgently and Otonomo and on a combined company basis. Urgently’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 that will be filed with the Securities and Exchange Commission (the “SEC”) only reflects Urgently’s financial results for the periods presented therein. The Annual Report on Form 10-K for the fiscal year ended December 31, 2023 that Urgently will file with the SEC will be presented on a combined company basis.

Urgently's Third Quarter 2023 Highlights:

•
Revenue of $46.0 million, a decrease of 12% year over year.
•
Gross profit of $9.2 million, an increase of 52% year over year.
•
Gross margin of 20% compared to 12% from the prior year period.
•
GAAP operating loss of $5.8 million compared to GAAP operating loss of $13.1 million from the prior year period, a reduction of 55%.
•
Non-GAAP operating loss of $3.5 million compared to Non-GAAP operating loss of $12.4 million from the prior year period, a reduction of 71%.
•
Approximately 290,000 dispatches completed.
•
Consumer satisfaction score of 4.5.

Urgently's Third Quarter Year-to-Date 2023 Highlights:

•
Revenue of $139.6 million, an increase of 3% year over year.
•
Gross profit of $27.7 million, an increase of 136% year over year.
•
Gross margin of 20% compared to 9% from the prior year period.
•
GAAP operating loss of $22.3 million compared to GAAP operating loss of $45.1 million from the prior year period, a reduction of 51%.
•
Non-GAAP operating loss of $13.1 million compared to Non-GAAP operating loss of $42.1 million from the prior year period, a reduction of 69%.
•
Approximately 879,000 dispatches completed.
•
Consumer satisfaction score of 4.5.

“I’m pleased with our solid performance during the third quarter, which reflects the progress of our profitability-driven organizational optimization initiatives,” said Matt Booth, CEO of Urgently. “We believe we are in the very early stages of a large and transformative market opportunity driven by technological innovations. As we look ahead, we are committed to leading the transformation to connected mobility and we look forward to continuing to improve proactive and preventative customer experiences.”

Booth continued, “We are incredibly proud of the significant milestones we achieved over the past month. We successfully completed the acquisition of Otonomo, which further strengthens Urgently’s unique market position as a leading roadside assistance software provider. In addition, we completed our listing on Nasdaq, which underscores our belief in the long-term growth prospects of this business and the strategic steps we are taking to drive value to shareholders. Finally, we are showing tremendous improvements from our profitability led initiatives.”

Earnings Conference Call and Audio Webcast

Urgently will host a conference call to discuss the third quarter 2023 financial results on November 14, 2023 at 8:00 a.m. Eastern Time. The conference call can be accessed live over the phone by dialing 1-844-825-9789 (USA) or 1-412-317-5180 (International). The conference call replay will be available from 11:00 a.m. Eastern Time on November 14, 2023, through November 28, 2023, by dialing 1-844-512-2921 (USA) or 1-412-317-6671 (International). The replay passcode will be 10183996.

The call will also be webcast live from Urgently’s investor relations website at https://investors.geturgently.com. Following the completion of the call, a recorded replay of the webcast will be available on the website.

About Urgently

Urgently keeps vehicles and people moving by delivering safe, innovative, and exceptional mobility assistance experiences. The company’s digitally native software platform combines location-based services, real-time data, AI and machine-to-machine communication to power roadside assistance solutions for leading brands across automotive, insurance, telematics and other transportation-focused verticals. Urgently fulfills the demand for connected roadside assistance services, enabling its partners to deliver exceptional user experiences that drive high customer satisfaction and loyalty, by delivering innovative, transparent and exceptional connected mobility assistance experiences on a global scale. For more information, visit www.geturgently.com.

For media and investment inquiries, please contact:

Press: media@geturgently.com

Investor Relations: investorrelations@geturgently.com

Non-GAAP Financial Measures

In addition to our financial information presented in accordance with GAAP, we believe Non-GAAP Operating Loss is useful to investors in evaluating our operating performance. We use the non-GAAP financial measure to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that the non-GAAP financial measure, when taken together with the corresponding GAAP financial measure, may be helpful to investors because it provides consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measure is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from a similarly-titled non-GAAP financial measure used by other companies. In addition, other companies, including companies in our industry, may calculate a similarly-titled non-GAAP financial measure differently or may use other measures to evaluate their performance, which could reduce the usefulness of the non-GAAP financial measure presented herein as a tool for comparison.

A reconciliation is provided below for the non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measure and the reconciliation of the non-GAAP financial measure to our most directly comparable GAAP financial measure, and not to rely on any single financial measure to evaluate our business. We define Non-GAAP Operating

Loss as operating loss, excluding depreciation and amortization expense, stock-based compensation expense, and non-recurring charges (or income) such as transaction and restructuring costs.

For a discussion of Non-GAAP Operating Expenses, please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Urgently’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which will be filed with the SEC by November 14, 2023.

Forward Looking Statements

This press release contains or may contain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Urgently’s future financial or operating performance. Such statements are based upon current plans, estimates and expectations of management of Urgently in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Forward-looking terms such as “may,” “will,” “could,” “should,” “would,” “plan,” “potential,” “intend,” “anticipate,” “project,” “predict,” “target,” “believe,” “continue,” “estimate” or “expect” or the negative of these words or other words, terms and phrases of similar nature are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than historical facts, including, without limitation, statements regarding Urgently’s profitability; the expected benefits of the Merger; the market position of the combined company against current and future competitors; and any assumptions underlying any of the foregoing, are forward-looking statements.

There are a significant number of factors that could cause actual results to differ materially from statements made in this press release and our earnings call, including but not limited to: risks associated with our ability to raise funds through future financings and the sufficiency of our cash and cash equivalents to meet our liquidity needs; our history of losses; our limited operating history; our ability to integrate and realize potential benefits from the Merger; our ability to service our debt and comply with our debt agreements; our ability to retain customers and expand existing customers’ use of our platform; our ability to attract new customers; our ability to expand into new solutions, technologies and geographic regions; our ability to adequately forecast consumer demand and optimize our network of service providers; our ability to compete in the markets in which we participate; our ability to comply with laws and regulations applicable to our business; and expectations regarding the impact of weather events, natural disasters or health epidemics, including the COVID-19 pandemic and the war between Hamas and Israel, on our business. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in our filings with the Securities and Exchange Commission, including in our Registration Statement on Form S-1, as amended, which was declared effective by the SEC on October 19, 2023 (the “Registration Statement”), our quarterly reports on Form 10-Q, and other filings and reports that we may file from time to time with the SEC. Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We disclaim any obligation to update forward-looking statements.

Unaudited Condensed Consolidated Balance Sheets for Urgently

(in thousands)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$8,673	$6,357
Restricted cash	1,050	1,050
Accounts receivable, net	25,719	33,966
Prepaid expenses and other current assets	1,773	2,102
Total current assets	37,215	43,475
Right-of-use assets	1,977	2,485
Property and equipment, net	308	414
Intangible assets, net	31	31
Other non-current assets	456	538
Total assets	$39,987	$46,943
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$12,692	$7,536
Accrued expenses	18,203	13,122
Accrued interest	13,368	6,689
Deferred revenue, current	154	349
Current lease liabilities	636	740
Derivative liability, current	31,142	—
Current portion of long-term debt, net	62,710	—
Total current liabilities	138,905	28,436
Long-term lease liabilities	1,674	2,120
Long-term debt, net	65,560	99,443
Derivative liability	928	32,765
Warrant liability	11,479	13,957
Other long-term liabilities	9,076	5,059
Total liabilities	227,622	181,780
Redeemable convertible preferred stock	46,334	46,334
Stockholders' deficit:
Common stock	—	—
Additional paid-in capital	48,549	48,327
Accumulated deficit	(282,518)	(229,498)
Total stockholders' deficit	(233,969)	(181,171)
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	$39,987	$46,943

Unaudited Condensed Consolidated Balance Sheets for Otonomo

(in thousands)

	September 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$45,448	$22,448
Restricted cash	291	346
Short-term deposits	10,423	62,262
Marketable securities	57,456	55,587
Accounts receivable, net	930	1,271
Prepaid expenses and other current assets	1,004	3,043
Total current assets	115,552	144,957
Right-of-use assets	1,061	2,040
Property and equipment, net	657	1,043
Other non-current assets	426	606
Total assets	$117,696	$148,646
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$775	$1,020
Accrued expenses and other payables	8,725	11,123
Deferred revenue, current	378	216
Current lease liabilities	441	729
Total current liabilities	10,319	13,088
Long-term lease liabilities	560	1,225
Warrant liability	—	155
Other long-term liabilities	—	750
Total liabilities	10,879	15,218
Stockholders' deficit:
Common stock	—	—
Additional paid-in capital	374,957	370,412
Accumulated deficit	(268,140)	(236,984)
Total stockholders' deficit	106,817	133,428
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	$117,696	$148,646

Unaudited Condensed Statements of Operations for the Three Months Ended September 30, 2023

(in thousands)

	Urgently	Otonomo
Revenue	$46,047	$1,570
Cost of revenue	36,869	442
Cloud infrastructure	—	493
Gross profit	9,178	635
Operating expenses:
Research and development	3,667	2,683
Sales and marketing	899	1,407
Operations and support	5,418	—
General and administrative	4,978	4,874
Depreciation and amortization	64	164
Contingent consideration expense	—	6
Total operating expenses	15,026	9,134
Operating loss	(5,848)	(8,499)
Other income (expense), net:
Interest expense	(15,438)	—
Interest income	—	1,159
Change in fair value of derivative liability	(5,504)	—
Change in fair value of warrant liability	(2,035)	—
Other	(27)	(610)
Total other expense, net	(23,004)	549
Loss before income taxes	(28,852)	(7,950)
Provision for income taxes	—	298
Net loss	$(28,852)	$(8,248)

Unaudited Condensed Statements of Operations for the Three Months Ended September 30, 2022

(in thousands)

	Urgently	Otonomo
Revenue	$52,134	$1,965
Cost of revenue	46,078	1,002
Cloud infrastructure	—	1,342
Gross profit (loss)	6,056	(379)
Operating expenses:
Research and development	4,552	5,750
Sales and marketing	1,431	5,398
Operations and support	9,976	—
General and administrative	3,152	4,417
Depreciation and amortization	77	955
Contingent consideration income	—	(6,191)
Impairment of goodwill	—	12,687
Impairment of intangible assets	—	13,569
Total operating expenses	19,188	36,585
Operating loss	(13,132)	(36,964)
Other income (expense), net:
Interest expense	(11,324)	—
Interest income	3	219
Change in fair value of warrant liability	2,144	—
Warrant expense	(736)	—
Other	(12)	(300)
Total other expense, net	(9,925)	(81)
Loss before income taxes	(23,057)	(37,045)
Provision for income taxes	—	288
Net loss	$(23,057)	$(37,333)

Unaudited Condensed Statements of Operations for the Nine Months Ended September 30, 2023

(in thousands)

	Urgently	Otonomo
Revenue	$139,602	$5,035
Cost of revenue	111,905	2,086
Cloud infrastructure	—	1,782
Gross profit	27,697	1,167
Operating expenses:
Research and development	11,077	8,888
Sales and marketing	2,846	7,919
Operations and support	18,665	—
General and administrative	17,215	15,782
Depreciation and amortization	198	312
Contingent consideration expense	—	2,067
Total operating expenses	50,001	34,968
Operating loss	(22,304)	(33,801)
Other income (expense), net:
Interest expense	(39,608)	—
Interest income	—	3,540
Change in fair value of derivative liability	1,523	—
Change in fair value of warrant liability	3,525	—
Warrant expense	(1,047)	—
Gain on debt extinguishment	4,913	—
Other	(22)	(410)
Total other expense, net	(30,716)	3,130
Loss before income taxes	(53,020)	(30,671)
Provision for income taxes	—	374
Net loss	$(53,020)	$(31,045)

Unaudited Condensed Statements of Operations for the Nine Months Ended September 30, 2022

(in thousands)

	Urgently	Otonomo
Revenue	$135,623	$4,916
Cost of revenue	123,870	2,343
Cloud infrastructure	—	3,834
Gross profit (loss)	11,753	(1,261)
Operating expenses:
Research and development	12,951	16,406
Sales and marketing	4,275	15,901
Operations and support	28,918	—
General and administrative	10,515	15,489
Depreciation and amortization	221	2,683
Contingent consideration income	—	(7,732)
Impairment of goodwill	—	49,687
Impairment of intangible assets	—	22,354
Total operating expenses	56,880	114,788
Operating loss	(45,127)	(116,049)
Other income (expense), net:
Interest expense	(20,523)	—
Interest income	6	221
Change in fair value of warrant liability	3,916	—
Warrant expense	(962)	—
Other	(75)	128
Total other expense, net	(17,638)	349
Loss before income taxes	(62,765)	(115,700)
Provision for income taxes	—	568
Net loss	$(62,765)	$(116,268)

Non-GAAP Financial Measures: Reconciliation of Operating Loss to Non-GAAP Operating Loss

(in thousands)

For the Three Months Ended September 30, 2023

	Urgently	Otonomo	Combined
Operating loss	$(5,848)	$(8,499)	$(14,347)
Add: Depreciation and amortization expense	64	164	228
Add: Stock-based compensation expense	69	1,052	1,121
Add: Non-recurring transaction costs	1,970	852	2,822
Add: Restructuring costs	201	46	247
Add: Contingent consideration expense (income)	—	6	6
Non-GAAP operating loss	$(3,544)	$(6,379)	$(9,923)

For the Three Months Ended September 30, 2022

	Urgently	Otonomo	Combined
Operating loss	$(13,132)	$(36,964)	$(50,096)
Add: Depreciation and amortization expense	77	955	1,032
Add: Stock-based compensation expense	110	2,571	2,681
Add: Non-recurring transaction costs	120	31	151
Add: Restructuring costs	427	—	427
Add: Contingent consideration expense (income)	—	(6,191)	(6,191)
Add: Impairment of goodwill and intangible assets	—	26,256	26,256
Non-GAAP operating loss	$(12,398)	$(13,342)	$(25,740)

For the Nine Months Ended September 30, 2023

	Urgently	Otonomo	Combined
Operating loss	$(22,304)	$(33,801)	$(56,105)
Add: Depreciation and amortization expense	198	312	510
Add: Stock-based compensation expense	222	4,231	4,453
Add: Non-recurring transaction costs	8,449	4,920	13,369
Add: Restructuring costs	337	1,654	1,991
Add: Contingent consideration expense (income)	—	2,067	2,067
Non-GAAP operating loss	$(13,098)	$(20,617)	$(33,715)

For the Nine Months Ended September 30, 2022

	Urgently	Otonomo	Combined
Operating loss	$(45,127)	$(116,049)	$(161,176)
Add: Depreciation and amortization expense	221	2,683	2,904
Add: Stock-based compensation expense	411	7,451	7,862
Add: Non-recurring transaction costs	1,339	1,083	2,422
Add: Restructuring costs	1,054	—	1,054
Add: Contingent consideration expense (income)	—	(7,732)	(7,732)
Add: Impairment of goodwill and intangible assets	—	72,041	72,041
Non-GAAP operating loss	$(42,102)	$(40,523)	$(82,625)